UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2010

Date of reporting period:  May 31, 2010

Item 1. Reports to Stockholders.

Annual Report

Grubb & Ellis AGA Realty Income Fund
Grubb & Ellis AGA U.S. Realty Fund
Grubb & Ellis AGA International Realty Fund

May 31, 2010

Investment Adviser

Grubb & Ellis Alesco Global Advisors, LLC
400 El Camino Real
Suite 1250
San Mateo, California 94402

Phone: 877-40-GRUBB (877-404-7822)

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	18
STATEMENTS OF ASSETS AND LIABILITIES	24
STATEMENTS OF OPERATIONS	25
STATEMENTS OF CHANGES IN NET ASSETS	26
FINANCIAL HIGHLIGHTS	29
NOTES TO FINANCIAL STATEMENTS	32
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	41
NOTICE OF PRIVACY POLICY & PRACTICES	42
ADDITIONAL INFORMATION	43

Dear Shareholders:

U.S. Market Outlook

We expect 2010-2011 to mark the beginning of a 3-5 year recovery in U.S. commercial real estate, with the timing and pace of recovery mixed across property sectors.  We believe that this recovery will be led by tepid annual Gross Domestic Product (GDP) growth of 1.0-2.0%, flat short and long term interest rates, and an unemployment rate that will likely peak near 10.0%-10.5% in 2010, and move gradually down 1.0-1.5% per year, until stabilizing in the 6.0% range.

We believe recession resilient property sectors – apartments, self-storage, manufactured-home communities – will be the first to recover due to 90-95% occupancy rates and no meaningful supply being delivered in most U.S. markets.  Lodging and retail sectors, particularly mid-priced business and leisure hotels, and well-located regional malls, will likely see occupancies and rental rates begin to rise shortly thereafter, as U.S. consumers and businesses resume travelling and spending in a gradual, more modest post-financial crisis manner.

We expect the office and industrial sectors to continue to suffer rent declines and high vacancy rates for the next 12-18 months, as anemic job growth stifles demand for new office and industrial space.

As has historically been the case during a commercial real estate recovery, the equity capital markets are looking forward.  U.S. REIT share prices have moved up sharply (over 100%), from their March 2009 lows.  However, share prices remain approximately 50% below their March, 2007 highs, presenting REIT mutual fund investors with the potential for some attractively priced income and total return investment opportunities in both the REIT common and preferred equity markets.

U.S. REITs have done an admirable job rebuilding their balance sheets, raising over $30 billion of cash in common and preferred equity offerings in the last 18 months, while also successfully accessing the secured and unsecured debt markets to refinance existing maturities.  We believe that publicly traded REITs are well positioned to acquire assets from private, distressed sellers, comfortably service existing debt and, when earnings growth returns, grow common stock dividends.

International Market Outlook

We believe the global economic recovery remains on track despite increased risks as China continues efforts to cool its property market and Europe implements austerity measures in an attempt to control their debt crisis.  On July 8, 2010 the International Monetary Fund (IMF) actually raised their forecast for 2010 global GDP growth to 4.6% from their April 2010 estimate of 4.2% as growth had been more robust than expected. The average masks large difference between countries.  For 2010, the IMF is forecasting 3.3% growth for the U.S., 1.0% for the Euro area, 2.4% for Japan and 6.8% for developing economies.  We expect these varying economic outlooks to drive meaningful differences in the health and performance of local property markets.  Accordingly, our outlook varies by region.   Following recent volatility in global equity markets, we believe certain regional property markets with strong property-level fundamentals now enjoy very attractive public market valuations.

In Europe, some argue that the recent sell-off has created an attractive entry point but we are less bullish on the region’s near-term and medium-term prospects.  Europe is taking a much more aggressive stance on government deficit reduction which is necessary to stabilize debt markets but will certainly negatively impact demand. We expect muted economic growth (lower than all other major developed markets) for the next several years.  We favor property stocks outside the Eurozone in oil-rich Norway where government finances are much stronger and real estate fundamentals are better.  We also prefer property companies in Germany and France, two of Europe’s healthier economies where austerity measures will not be as drastic.  We have no exposure to Greece, Ireland, Portugal or the Baltic countries and very limited exposure to Spain.

In China, the government has undertaken a very public campaign to cool its overheating property markets.  As a result, the Chinese equity market has been among the worst performers in the first half of 2010.  We remain bullish on China retail as macro factors (rising disposable income, growing middle class, government mandates to increase domestic consumption, limited retail supply) are very supportive of strong property-level fundamentals.  We are cautious on residential developers, although believe current share prices already reflect a substantial decline in property prices.  We believe that bubbles were building in residential property prices in several Tier 1 Chinese cities (Shanghai, Beijing, Guangzhou and Shenzhen) and that recent government measures have begun to successfully reduce both prices and unit sales.  We view these proactive steps taken by the Chinese government favorably.  Once the Chinese residential market has stabilized, we believe that China has a structural undersupply of housing which presents residential developers with excellent medium and long term growth opportunity.

In Brazil, we believe retail owners are currently enjoying very strong domestic demand as robust income growth and limited supply of malls has created among the world’s best retail environment.  Additionally, the mall industry appears ripe for growth and consolidation as we expect a handful of public companies to gain significant market share over the next 2-3 years through development, expansions and acquisitions.  Residential developers continue to address a structural shortage of housing and enjoy very accommodative government financing programs.

Elsewhere in the world, we remain bullish on Australia as the economy remains strong and property stocks, pushed down by concerns about rising interest rates, appear attractively valued.  Recent economic data points from Singapore and Hong Kong have been very impressive as well.  Singapore office remains oversupplied, but residential and retail demand appears strong.  In Hong Kong, we like both retail and office fundamentals.  Despite strong economic and real estate fundamentals, we are generally more cautious of current valuations in Hong Kong and Singapore.  In Japan, recent economic figures have been somewhat promising and it appears that real estate fundamentals are bottoming in the near-term, but we remain cautious.  We are concerned about longer-term structural issues such as large forecasted budget deficits, large government debt (as % of GDP), deflation and ongoing demographic challenges. We believe these factors will create continued economic malaise and negatively impact long-term demand for commercial property.

Grubb & Ellis AGA Realty Income Fund – GBEIX

For the period from June 1, 2009 through May 31, 2010 the GBEIX posted a total return of 69.50% compared to the Dow Jones Select Real Estate Securities Index total return of 59.38% and the Merrill Lynch Fixed Rate Preferred Index total return of 24.87% over the same period. The GBEIX paid dividends of $0.592/share during the fore-mentioned period.

Over the past year, the GBEIX benefitted primarily from its significant concentration in high-yielding REIT preferred equities that were bought at significant discounts to par. Total returns were also enhanced by opportunistic purchases of common equity in the manufactured home and health care REITs.

Looking forward, we expect to maintain our bias towards REIT preferred equities, where we believe an abundance of attractive risk-adjusted opportunities exist.  A recent decline in REIT common share prices has also provided us with the opportunity to increase our concentration in REIT common equity in companies that, in our view, have attractive dividend yields and discounted valuations.

Grubb & Ellis AGA U.S. Realty Fund – GBEUX

For the period from June 1, 2009 through May 31, 2010 the GBEUX posted a total return of 70.16% compared to the Dow Jones Select Real Estate Securities Index total return of 59.38% over the same period. The GBEUX paid dividends of $1.409/share during the fore-mentioned period.

The GBEUX outperformance was attributable to increased investment concentration in holdings that outperformed the benchmark. Shares in health care, manufactured home, self-storage and data center REITs were the greatest contributors to fund outperformance relative to the benchmark. The fund also benefited from the ownership of deeply discounted preferred equities of hotel and regional mall REITs.

With real estate fundamentals nearing an inflection point and a sharp pullback in REIT common shares, we are focused on owning shares in companies that have outlooks for accelerating earnings growth and trade at discounts to the underlying value of their real estate. Our current bias is towards REITs in the hotel, apartment and self-storage sectors, where we anticipate the highest rent and earnings growth over the coming three and five-year periods.

Grubb & Ellis AGA International Realty Fund – GBEWX

For the period from June 1, 2009 through May 31, 2010, the GBEWX posted a total return of 9.65% compared to S&P Developed Ex-US Property Index total return of 13.02% over the same period. This underperformance occurred primarily in the first three months of the fiscal year (June 1, 2009 through August 31, 2009) and was driven most notably by our regional underweight in Australia where the market recorded very strong relative performance, as well as our modest out-of benchmark regional overweight in China where shares of residential developers underperformed as the government tempered its fiscal stimulus program.  In the last nine months of the fiscal year (September 1, 2009 through May 31, 2010), the fund modestly outperformed its benchmark driven by strong relative performance in Continental Europe and Singapore offset by continued weak relative performance in Australia.  In terms of stock selection, our strongest relative performance was driven by two Alberta-based Canadian real estate developers, a Singaporean hospital owner, a Chinese retail owner and Norwegian homebuilder.  This was offset by weakness in a Japanese office developer, Norwegian office and hotel owner and an Australian-based property development company.

Looking forward, we believe shares of international real estate companies are attractively valued and represent a compelling investment opportunity.  The S&P Developed Ex-US Property Index fell 13.42% from its one-year peak on April 15, 2010 to the end of our fiscal year, May 31, 2010.  The index has returned to mid-August 2009 levels.  Over the period of relatively flat returns, fundamentals have meaningfully improved and stocks have quickly grown into their valuations.

We continue to find attractive value opportunities in Nordic Europe which we believe is less exposed to the European debt issues than many of the core Continental European markets. We also remain positive on Brazilian and Chinese retail owners.  We remain cautious on Japanese developers due to lofty valuations despite a lackluster economic backdrop, longer-term demographic challenges and a government over-burdened with debt.

Sincerely,

Grubb & Elllis AGA Investment Team

Jay Leupp	Brett Johnson	David Ronco

Past performance is not a guarantee of future results.

Opinions expressed are those of Grubb & Ellis and are subject to change, are not guaranteed, and should not be considered investment advice.

The information contained in this report is authorized for use when preceded or accompanied by a prospectus.

Mutual fund investing involves risk, including the potential loss of principal.  Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of, such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Diversification does not assure a profit or protect against a loss in a declining market.

Earnings Growth is a measure of growth in a company's net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Dow Jones Select Real Estate Securities Index (formerly Dow Jones Wilshire RESI) is a measure of the performance of publicly traded real estate securities with readily available prices.

Merrill Lynch Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market. The Index includes preference shares (perpetual preferred securities), American Depository Shares/ Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD eligible preferred stock and senior debt.

S&P Developed Ex-US Property Index (USD) is an unmanaged index constructed to include all developed market property companies with an available market capitalization of at least US $100 million and derive more than 60 percent of their revenue from property-related activities.

Fund holdings as well as country and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  Please see the Schedule of Investments in this report for a full listing of fund holdings.

It is not possible to invest directly in an index.

The Grubb & Ellis AGA Funds are distributed by Quasar Distributors, LLC.

GRUBB & ELLIS AGA FUNDS
Expense Example
(Unaudited)

As a shareholder of the Grubb & Ellis AGA Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/09 - 5/31/10).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You will pay an initial sales charge of 5.00% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Funds within ninety days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

GRUBB & ELLIS AGA FUNDS
Expense Example (Continued)

	Grubb & Ellis AGA Realty Income Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/09	5/31/10	12/1/09 – 5/31/10*
Actual	$1,000.00	$1,230.10	$8.23
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.44

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

	Grubb & Ellis AGA U.S. Realty Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/09	5/31/10	12/1/09 – 5/31/10*
Actual	$1,000.00	$1,249.80	$11.22
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.96	$10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

	Grubb & Ellis AGA International Realty Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/09	5/31/10	12/1/09 – 5/31/10*
Actual	$1,000.00	$921.60	$9.58
Hypothetical (5% return
before expenses)	$1,000.00	$1,014.96	$10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights

The investment objective of the Fund is current income through investment in real estate securities. Long-term capital appreciation is a secondary investment objective of the Fund. The Fund’s allocation of portfolio holdings as of May 31, 2010 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2010

		Annualized
	One	Since Inception
	Year	(7/30/08)
Grubb & Ellis AGA Realty Income Fund
Total returns with sales charge	60.97%	9.07%(1)
Total returns without sales charge	69.50%	12.18%
Dow Jones Select Real Estate Securities Index	59.38%	(8.06)%
Merrill Lynch Fixed Rate Preferred Index	24.87%	(1.57)%
S&P 500 Index	20.99%	(6.33)%

(1)	The Fund implemented a sales charge effective March 31, 2009. Total returns with sales charge are calculated based on a 5.00% sales charge paid at inception of the Fund on July 30, 2008.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA REALTY INCOME FUND
Investment Highlights (Continued)

The Dow Jones Select Real Estate Securities Index (formerly the Dow Jones Wilshire Real Estate Securities Index) measures the performance of publicly traded real estate securities.

The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index that includes perpetual preferred issues.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights

The investment objective of the Fund is total return through long term capital appreciation.  The secondary investment objective is current income, including interest and dividends from portfolio securities.  The Fund’s allocation of portfolio holdings as of May 31, 2010 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2010

		Annualized
	One	Since Inception
	Year	(12/31/08)
Grubb & Ellis AGA U.S. Realty Fund
Total returns with sales charge	61.60%	47.89%
Total returns without sales charge	70.16%	53.39%
Dow Jones Select Real Estate Securities Index	59.38%	29.27%
S&P 500 Index	20.99%	16.81%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA U.S. REALTY FUND
Investment Highlights (Continued)

The Dow Jones Select Real Estate Securities Index (formerly the Dow Jones Wilshire Real Estate Securities Index) measures the performance of publicly traded real estate securities.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights

The investment objective of the Fund is total return through long term capital appreciation.  The secondary investment objective is current income, including interest and dividends from portfolio securities.  The Fund’s allocation of portfolio holdings as of May 31, 2010 is shown below.

Components of Portfolio Holdings
% of Investments

Continued

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights (Continued)

Total Returns as of May 31, 2010

		Annualized
	One	Since Inception
	Year	(12/31/08)
Grubb & Ellis AGA International Realty Fund
Total returns with sales charge	4.16%	39.60%
Total returns without sales charge	9.65%	44.79%
S&P Developed BMI Property (ex U.S.) Index	13.02%	19.82%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-40-GRUBB (877-404-7822). The Fund imposes a 1.00% redemption fee on shares held less than ninety days. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following chart illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The chart does not reflect any future performance.

Continued

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND
Investment Highlights (Continued)

S&P Developed BMI Property (ex U.S.) Index is an unmanaged index constructed to include all developed market property companies with an available market capitalization of at least $100 million and derive more than 60% of their revenue from property-related activities.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

GRUBB & ELLIS AGA REALTY INCOME FUND

Schedule of Investments

May 31, 2010

	Shares	Value
PREFERRED STOCKS 66.54%
Real Estate 66.54%
Apartment Investment & Management Co. Series Y, 7.875%	13,900	$322,133
Ashford Hospitality Trust, Inc. Series A, 8.550%	22,445	487,954
Ashford Hospitality Trust, Inc. Series D, 8.450%	20,810	432,640
CBL & Associates Properties, Inc. Series C, 7.750%	10,180	224,571
CBL & Associates Properties, Inc. Series D, 7.375%	10,630	222,486
Cedar Shopping Centers, Inc. Series A, 8.875%	21,230	513,766
Colonial Properties Trust Series D, 8.125%	18,330	439,920
Cousins Properties, Inc. Series A, 7.750%	18,930	424,979
Developers Diversified Realty Corp. Series H, 7.375%	21,220	450,925
Entertainment Properties Trust Series D, 7.375%	17,410	373,270
First Industrial Realty Trust, Inc. Series J, 7.250%	26,600	485,450
Glimcher Realty Trust Series F, 8.750%	21,160	487,315
Glimcher Realty Trust Series G, 8.125%	20,860	456,625
Hersha Hospitality Trust Series A, 8.000%	13,300	290,206
Lexington Realty Trust Series D, 7.550%	23,600	488,048
Sunstone Hotel Investors, Inc. Series A, 8.000%	20,070	463,617
TOTAL PREFERRED STOCKS (Cost $5,778,402)		6,563,905

REAL ESTATE INVESTMENT TRUSTS 30.82%
CapLease, Inc.	100,423	513,161
Cogdell Spencer, Inc.	31,500	211,365
Dynex Capital, Inc.	22,500	211,950
Entertainment Properties Trust	2,100	85,974
Glimcher Realty Trust	14,029	97,642
Hospitality Properties Trust	21,780	490,050
National Retail Properties, Inc.	9,300	204,414
Ramco-Gershenson Properties Trust	19,250	208,092
Starwood Property Trust, Inc.	28,820	525,389
Sun Communities, Inc.	16,650	492,507
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,845,982)		3,040,544

	Principal
	Amount
SHORT-TERM INVESTMENTS 0.06%
Money Market Fund 0.06%
Fidelity Institutional Money Market Portfolio	$5,863	5,863
TOTAL SHORT-TERM INVESTMENTS (Cost $5,863)		5,863

Total Investments (Cost $8,630,247) 97.42%		9,610,312
Other Assets in Excess of Liabilities 2.58%		254,026
TOTAL NET ASSETS 100.00%		$9,864,338

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Schedule of Investments

May 31, 2010

	Shares	Value
COMMON STOCKS 4.57%
Real Estate 4.57%
Forestar Group, Inc. (a)	6,130	$112,485
TOTAL COMMON STOCKS (Cost $124,218)		112,485

PREFERRED STOCKS 9.28%
Real Estate 9.28%
Ashford Hospitality Trust, Inc. Series D, 8.450%	5,040	104,782
Felcor Lodging Trust, Inc. Series C, 8.000% (a)	6,400	123,840
TOTAL PREFERRED STOCKS (Cost $193,018)		228,622

REAL ESTATE INVESTMENT TRUSTS 86.01%
Alexandria Real Estate Equities, Inc.	710	46,562
Apartment Investment & Management Co.	3,580	73,855
Ashford Hospitality Trust, Inc. (a)	10,710	85,145
Associated Estates Realty Corp.	3,440	47,162
AvalonBay Communities, Inc.	850	83,351
Boston Properties, Inc.	650	49,842
CapLease, Inc.	22,610	115,537
Cogdell Spencer, Inc.	14,920	100,113
DiamondRock Hospitality Co.	5,599	51,175
DuPont Fabros Technology Inc.	2,570	65,638
Entertainment Properties Trust	2,410	98,666
Equity Residential	1,050	47,387
Extra Space Storage, Inc.	2,490	37,450
First Industrial Realty Trust, Inc. (a)	13,790	92,255
General Growth Properties, Inc.	1,760	24,675
Glimcher Realty Trust	16,070	111,847
Hersha Hospitality Trust	16,060	77,570
ProLogis	6,230	70,897
Public Storage	770	71,371
Ramco-Gershenson Properties Trust	7,170	77,508
Simon Property Group, Inc.	2,133	181,369
SL Green Realty Corp.	760	47,340
Starwood Property Trust, Inc.	6,590	120,136
Sun Communities, Inc.	2,440	72,175
UDR, Inc.	3,920	79,694
U-Store-It Trust	10,560	86,803
Ventas, Inc.	780	36,621
Vornado Realty Trust	855	66,416
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,939,241)		2,118,560

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Schedule of Investments (Continued)

May 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 2.25%
Money Market Fund 2.25%
Fidelity Institutional Money Market Portfolio	$55,445	$55,445
TOTAL SHORT-TERM INVESTMENTS (Cost $55,445)		55,445

Total Investments (Cost $2,311,922) 102.11%		2,515,112
Liabilities in Excess of Other Assets (2.11)%		(52,073)
TOTAL NET ASSETS 100.00%		$2,463,039

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments

May 31, 2010

	Shares	Value
COMMON STOCKS 66.74%
Australia 5.42%
ING Office Fund	73,000	$35,874
Lend Lease Group	6,300	41,423
		77,297
Austria 2.36%
Conwert Immobilien Invest SE (a)	3,200	33,692
Bermuda 2.55%
Great Eagle Holdings Ltd.	15,108	36,395
Brazil 4.23%
Aliansce Shopping Centers SA	6,000	34,560
PDG Realty SA Empreendimentos e Participacoes	3,000	25,796
		60,356
Canada 1.82%
Genesis Land Development Corp. (a)	3,000	11,830
Melcor Developments Ltd.	1,050	14,168
		25,998
Cayman Islands 8.44%
China Resources Land Ltd.	14,000	26,283
Renhe Commercial Holdings Co. Ltd.	296,000	64,617
Shimao Property Holdings Ltd.	20,000	29,483
		120,383
Finland 1.16%
Sponda OYJ	5,000	16,505
Hong Kong 12.88%
Henderson Land Development Co., Ltd.	9,000	54,086
Shun Tak Holdings Ltd.	18,000	9,893
Sun Hung Kai Properties Ltd.	9,000	119,846
		183,825
Japan 14.36%
Daito Trust Construction Co., Ltd.	700	35,343
Mitsubishi Estate Co., Ltd.	7,000	108,415
Mitsui Fudosan Co., Ltd.	4,000	61,159
		204,917
Luxembourg 2.45%
GAGFAH SA	5,100	34,922
Norway 4.17%
Norwegian Property ASA	28,000	42,087
Olav Thon Eindom A/S	150	17,344
		59,431

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments (Continued)

May 31, 2010

	Shares	Value
COMMON STOCKS 66.74% (Continued)
Singapore 6.34%
Allgreen Properties Ltd.	34,000	$24,653
CapitaLand Ltd.	20,000	50,755
Wing Tai Holdings	14,000	15,127
		90,535
United Kingdom 0.56%
Safestore Holdings PLC	4,600	8,049
TOTAL COMMON STOCKS (Cost $1,019,126)		952,305

REAL ESTATE INVESTMENT TRUSTS 32.65%
Australia 13.81%
Charter Hall Office	150,000	33,680
Dexus Property Group	62,000	40,713
Mirvac Group	16,000	17,488
Westfield Group	9,700	105,201
		197,082
France 4.33%
Unibail-Rodamco SE	400	61,750
Germany 0.39%
Alstria Office - AG	650	5,631
Hong Kong 2.35%
The Link	14,000	33,474
Netherlands 2.64%
Eurocommercial Properties NV	1,200	37,735
Singapore 3.35%
Parkway Life Real Estate Investment Trust	51,000	47,855
United Kingdom 5.78%
British Land Co., PLC	7,300	47,527
Land Securities Group PLC	2,300	19,990
Segro PLC	3,600	14,895
		82,412
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $497,277)		465,939

WARRANTS 0.03%
Hong Kong 0.03%
Henderson Land Development Co., Ltd. (b) (c)
Expiration: June, 2011, Exercise Price: $58.000	1,800	465
TOTAL WARRANTS (Cost $0)		465

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Schedule of Investments (Continued)

May 31, 2010

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS 3.22%
Money Market Fund 3.22%
Fidelity Institutional Money Market Portfolio	$45,911	$45,911
TOTAL SHORT-TERM INVESTMENTS (Cost $45,911)		45,911

Total Investments (Cost $1,562,314) 102.64%		1,464,620
Liabilities in Excess of Other Assets (2.64)%		(37,702)
TOTAL NET ASSETS 100.00%		$1,426,918

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair valued security. The aggregate value of fair valued securities at May 31, 2010 was $465 which represents 0.03% of net assets.
(c)	The Adviser has deemed this security to be illiquid.

Abbreviations
A/S – Aktieselskab is the Danish term for a stock-based corporation.
AG – -Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ASA – -Allmennaksjeselskap is a Norwegian term signifies that the company is listed in the stock-exchange.
NV – Naamloze Vennootschap is the Dutch term for a public limited liability company.
OYJ – Osakeyhtio is the Finnish equivalent of a limited company.
PLC – Public Limited Company
SA – Generally designates corporations in various countries, mostly those employing the civil law.
SE – European public company

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS

Statements of Assets and Liabilities

May 31, 2010

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund
Assets
Investments, at value (cost of $8,630,247,
$2,311,922 and $1,562,314, respectively)	$9,610,312	$2,515,112	$1,464,620
Cash	—	540	—
Receivable for investments sold	328,802	48,702	—
Receivable for Fund shares sold	12,751	—	—
Dividends and interest receivables	46	829	5,342
Receivable from Adviser	7,140	9,667	17,659
Other assets	5,399	6,789	6,776
Total Assets	9,964,450	2,581,639	1,494,397

Liabilities
Payable for investments purchased	—	47,348	—
Payable for Fund shares redeemed	43,208	13,839	—
Payable to affiliates	16,797	18,041	26,701
Accrued distribution fee	2,651	650	641
Accrued expenses and other liabilities	37,456	38,722	40,137
Total Liabilities	100,112	118,600	67,479
Net Assets	$9,864,338	$2,463,039	$1,426,918

Net assets consist of:
Paid-in capital	7,330,803	2,051,345	1,456,586
Accumulated net investment loss	—	—	(6,790)
Accumulated net realized gain	1,553,471	208,504	74,843
Net unrealized appreciation (depreciation) on:
Investments	980,064	203,190	(97,694)
Foreign currency translation	—	—	(27)
Net assets	$9,864,338	$2,463,039	$1,426,918

Shares of beneficial interest
outstanding (unlimited shares
of $0.001 par value authorized)	915,068	147,836	98,126
Net asset value and
redemption price per share(1)	$10.78	$16.66	$14.54
Maximum offering price per share
(Net asset value per share
divided by 0.95)(2)(3)	$11.35	$17.54	$15.31

(1)	If applicable, redemption price per share may be reduced by a 1.00% redemption fee for shares redeemed within 90 days of purchase.
(2)	Reflects a maximum sales charge of 5.00%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase, if purchased at net asset value of $1,000,000 or more.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS

Statements of Operations

For the Year Ended May 31, 2010

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund
Investment Income:
Dividends*	$423,089	$24,423	$36,158
Interest	645	73	110
	423,734	24,496	36,268

Expenses:
Investment advisory fees	64,012	10,557	9,779
Fund administration fees	34,550	34,550	45,298
Audit and tax fees	26,899	26,899	28,440
Fund accounting fees	25,383	25,443	43,637
Legal fees	23,878	10,242	10,444
Transfer agent fees and expenses	23,805	20,207	20,036
Federal and state registration fees	23,410	21,477	21,270
Distribution fees	16,003	2,639	2,445
Chief Compliance Officer fees and expenses	12,124	12,124	12,124
Custody fees	8,089	10,449	46,298
Reports to shareholders	4,408	1,542	1,542
Trustees’ fees and related expenses	3,902	3,902	3,893
Other expenses	2,313	1,842	1,907
Total expenses before waiver	268,776	181,873	247,113
Less waivers and reimbursements
by Adviser (Note 4)	(174,038)	(160,759)	(227,554)
Net expenses	94,738	21,114	19,559

Net Investment Income	328,996	3,382	16,709

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,789,020	244,116	168,375
Foreign currency translation	—	—	3,999
	1,789,020	244,116	172,374

Net change in unrealized
appreciation (depreciation) on:
Investments	786,213	194,720	(221,677)
Foreign currency translation	—	—	(59)
	786,213	194,720	(221,736)

Net gain (loss) on investments and
foreign currency translation	2,575,233	438,836	(49,362)
Net Increase (Decrease) in Net Assets
Resulting from Operations	$2,904,229	$442,218	$(32,653)

* Net of foreign taxes withheld	$—	$—	$2,185

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA REALTY INCOME FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Operations:
Net investment income	$328,996	$65,149
Net realized gain (loss) on investments
and foreign currency translation	1,789,020	(201,671)
Net change in unrealized
appreciation on investments	786,213	195,135
Net increase in net assets resulting from operations	2,904,229	58,613

Dividends and distributions to shareholders:
Net investment income	(383,539)	(59,803)
Total dividends and distributions	(383,539)	(59,803)

Fund share transactions:
Shares sold	5,251,775	4,024,358
Shares issued to holders in
reinvestment of dividends	276,163	44,438
Shares redeemed*	(2,000,843)	(251,053)
Net increase	3,527,095	3,817,743
Net increase in net assets	6,047,785	3,816,553

Net Assets:
Beginning of period	3,816,553	—
End of period**	$9,864,338	$3,816,553

* Net of redemption fees of	$882	$1,237
** Including undistributed net investment income of	$—	$5,346

Change in shares outstanding:
Shares sold	536,120	598,512
Shares issued to holders in reinvestment of dividends	30,454	8,665
Shares redeemed	(213,747)	(44,936)
Net increase	352,827	562,241

(1)	The Fund commenced operations on July 30, 2008.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Statements of Changes in Net Assets (Continued)

	For the	For the
	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Operations:
Net investment income	$3,382	$1,392
Net realized gain (loss) on investments
and foreign currency translation	244,116	(1,917)
Net change in unrealized
appreciation on investments	194,720	8,725
Net increase in net assets resulting from operations	442,218	8,200

Dividends and distributions to shareholders:
Net investment income	(4,538)	—
Net realized gains	(33,931)	—
Total dividends and distributions	(38,469)	—

Fund share transactions:
Shares sold	2,167,273	102,000
Shares issued to holders in
reinvestment of dividends	38,469	—
Shares redeemed*	(256,652)	—
Net increase	1,949,090	102,000
Net increase in net assets	2,352,839	110,200

Net Assets:
Beginning of period	110,200	—
End of period**	$2,463,039	$110,200

* Net of redemption fees of	$207	$—
** Including undistributed net investment income of	$—	$1,392

Change in shares outstanding:
Shares sold	151,802	10,243
Shares issued to holders in
reinvestment of dividends	2,703	—
Shares redeemed	(16,912)	—
Net increase	137,593	10,243

(1)	The Fund commenced operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Statements of Changes in Net Assets (Continued)

	For the	For the
	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Operations:
Net investment income	$16,709	$1,660
Net realized gain (loss) on investments
and foreign currency translation	172,374	(1,021)
Net change in unrealized
appreciation (depreciation)
Investment	(221,677)	123,983
Foreign currency translation	(59)	32
Net increase (decrease) in net assets
resulting from operations	(32,653)	124,654

Dividends and distributions to shareholders:
Net investment income	(71,774)	—
Net realized gains	(49,895)	—
Total dividends and distributions	(121,669)	—

Fund share transactions:
Shares sold	1,565,077	301,482
Shares issued to holders in
reinvestment of dividends	121,048	—
Shares redeemed*	(529,037)	(1,984)
Net increase	1,157,088	299,498
Net increase in net assets	1,002,766	424,152

Net Assets:
Beginning of period	424,152	—
End of period**	$1,426,918	$424,152

* Net of redemption fees of	$1,931	$—
** Including accumulated
net investment gain (loss) of	$(6,790)	$1,660

Change in shares outstanding:
Shares sold	94,966	27,698
Shares issued to holders in
reinvestment of dividends	7,561	—
Shares redeemed	(31,955)	(144)
Net increase	70,572	27,554

(1)	The Fund commenced operations on December 31, 2008.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA REALTY INCOME FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Net asset value, beginning of period	$6.79	$10.00

Income (loss) from investment operations:
Net investment income(2)	0.48	0.41
Net realized and unrealized gain (loss)	4.10	(3.26)
Total from investment operations	4.58	(2.85)

Less distributions paid:
Dividends from net investment income	(0.59)	(0.36)
Total distributions paid	(0.59)	(0.36)
Paid-in capital from redemption fees(3) (Note 2)	—	—
Net asset value, end of period	$10.78	$6.79

Total return(4)(6)	69.50%	(27.15)%

Ratios/supplemental data
Net assets, end of period (000)	$9,864	$3,817
Ratio of expenses to average net assets
before waiver and reimbursements(5)	4.20%	19.67%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	1.48%	1.48%
Ratio of net investment income (loss) to average
net assets before waiver and reimbursements(5)	2.42%	(10.00)%
Ratio of net investment income to average
net assets after waiver and reimbursements(5)	5.14%	8.19%
Portfolio turnover rate(4)	116.2%	70.7%

(1)	The Fund commenced operations on July 30, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA U.S. REALTY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Net asset value, beginning of period	$10.76	$10.00

Income from investment operations:
Net investment income(2)	0.05	0.14
Net realized and unrealized gain	7.26	0.62
Total from investment operations	7.31	0.76

Less distributions paid:
Dividends from net investment income	(0.17)	—
Distributions from net realized gains	(1.24)	—
Total distributions paid	(1.41)	—
Paid-in capital from redemption fees(3) (Note 2)	—	—
Net asset value, end of period	$16.66	$10.76

Total return(4)(6)	70.16%	7.60%

Ratios/supplemental data
Net assets, end of period (000)	$2,463	$110
Ratio of expenses to average net assets
before waiver and reimbursements(5)	17.23%	214.80%
Ratio of expenses to average net assets
after waiver and reimbursements(5)	2.00%	2.00%
Ratio of net investment income (loss) to average
net assets before waiver and reimbursements(5)	(14.91)%	(209.28)%
Ratio of net investment income to average
net assets after waiver and reimbursements(5)	0.32%	3.52%
Portfolio turnover rate(4)	138.2%	36.5%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA INTERNATIONAL REALTY FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Period Ended
	May 31, 2010	May 31, 2009(1)
Net asset value, beginning of period	$15.39	$10.00

Income from investment operations:
Net investment income(2)	0.28	0.10
Net realized and unrealized gain (loss)	1.40	5.29
Total from investment operations	1.68	5.39

Less distributions paid:
Dividends from net investment income	(1.51)	—
Distributions from net realized gains	(1.05)	—
Total distributions paid	(2.56)	—
Paid-in capital from redemption fees (Note 2)	0.03	—
Net asset value, end of period	$14.54	$15.39

Total return(3)(5)	9.65%	53.90%

Ratios / supplemental data
Net assets, end of period (000)	$1,427	$424
Ratio of expenses to average net assets
before waiver and reimbursements(4)	25.27%	116.23%
Ratio of expenses to average net assets
after waiver and reimbursements(4)	2.00%	2.00%
Ratio of net investment loss to average
net assets before waiver and reimbursements(4)	(21.56)%	(112.33)%
Ratio of net investment income to average
net assets after waiver and reimbursements(4)	1.71%	1.90%
Portfolio turnover rate(3)	81.4%	5.1%

(1)	The Fund commenced operations on December 31, 2008.
(2)	Per share net investment income has been calculated based on average shares outstanding during the period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Based on net asset value, which does not reflect the sales charge.

The accompanying notes are an integral part of these financial statements.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements
May 31, 2010

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Grubb & Ellis AGA Funds (the “Funds”) represent distinct series with their own investment objectives and policies within the Trust. The investment objective of the Realty Income Fund is current income with long-term capital appreciation. The investment objectives of the U.S. Realty and International Realty Funds are total return through long-term capital appreciation and current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds commenced operations on December 31, 2008 except Grubb & Ellis Realty Income Fund, which commenced operations on July 30, 2008. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Grubb & Ellis Alesco Global Advisors, LLC (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service.  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

Foreign securities are valued at the last current sale price on the principal exchange.  As a result, it is possible that the value of foreign securities may be materially affected by events occurring before the Funds’ pricing time (close of the New York Stock Exchange) but after the close of the primary market or exchange on which the security is traded.  Securities for which market quotations have been materially affected by events occurring before the close of NYSE but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Trust’s Board of Trustees.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Funds securities are accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”).  Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  Fair Value Measurements requires the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

The following is a summary of the inputs used in valuing the Funds’ investments carried at fair value as of May 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Grubb & Ellis AGA Realty Income Fund
Investments in:
Real Estate and
Rental and Leasing	$9,604,449	$—	$—	$9,604,449
Short-Term Investments	5,863	—	—	5,863
Total	$9,610,312	$—	$—	$9,610,312

Grubb & Ellis AGA U.S. Realty Fund
Investments in:
Real Estate and
Rental and Leasing	$2,459,667	$—	$—	$2,459,667
Short-Term Investments	55,445	—	—	55,445
Total	$2,515,112	$—	$—	$2,515,112

Grubb & Ellis AGA International Realty Fund
Investments in:
Australia	$274,379	$—	$—	$274,379
Hong Kong	217,299	—	465	217,764
Japan	204,917	—	—	204,917
Singapore	138,390	—	—	138,390
Cayman Islands	120,383	—	—	120,383
United Kingdom	90,461	—	—	90,461
France	61,750	—	—	61,750
Brazil	60,356	—	—	60,356
Norway	59,431	—	—	59,431
United States	45,911	—	—	45,911
Netherlands	37,735	—	—	37,735
Bermuda	36,395	—	—	36,395
Luxembourg	34,922	—	—	34,922
Austria	33,692	—	—	33,692
Canada	25,998	—	—	25,998
Finland	16,505	—	—	16,505
Germany	5,631	—	—	5,631
Total	$1,464,155	$—	$465	$1,464,620

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investment in securities
Balance as of May 31, 2009	$—
Purchases/Acquisitions	465
Sales	—
Realized gain	—
Change in unrealized appreciation	—
Balance as of May 31, 2010	$465

In March 2008, Statement of Financial Accounting, “Disclosures about Derivative Instruments and Hedging Activities” (“Disclosures about Derivatives”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. Disclosures about Derivatives is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. The Funds did not invest in any derivative instruments during the periods presented.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments form those resulting in market prices of securities held.  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charge a 1.00% redemption fee on shares held less than ninety days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of each Fund’s daily NAV calculation. During the periods presented in this report, the Funds retained the following fees:

	Year Ended	Period Ended
	May 31, 2010	May 31, 2009
Grubb & Ellis AGA Realty Income Fund	$882	$1,237
Grubb & Ellis AGA U.S. Realty Fund	$207	—
Grubb & Ellis AGA International Realty Fund	$1,931	—

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions based on the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

	Ordinary	Long-term	Distribution
	Income	Capital Gain	in Excess
Realty Income Fund
Period ended May 31, 2009	$44,484	$—	$15,319
Year ended May 31, 2010	$383,539	$—	$—
U.S. Realty Fund
Period ended May 31, 2009	$—	$—	$—
Year ended May 31, 2010	$36,907	$1,562	$—
International Realty Fund
Period ended May 31, 2009	$—	$—	$—
Year ended May 31, 2010	$121,669	$—	$—

As of May 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
Cost basis of investments for
federal income tax purposes	$8,630,247	$2,316,693	$1,580,805
Gross tax unrealized appreciation	$1,156,340	$258,638	$49,749
Gross tax unrealized depreciation	(176,276)	(60,219)	(165,934)
Net tax unrealized
appreciation (depreciation)	$980,064	$198,419	$(116,185)
Undistributed ordinary income	$1,307,280	$209,843	$85,285
Undistributed long-term capital gain	246,191	3,432	2,684
Total distributable earnings	$1,553,471	$213,275	$87,969
Other accumulated gain/(loss)	—	—	(1,452)
Total accumulated earnings/(loss)	$2,533,535	$411,694	$(29,668)

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

The difference between book-basis and tax-basis cost of investments is attributable primarily to the tax deferral losses on wash sales and PFIC mark-to-market adjustments.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
Undistributed Net
Investment Income (Loss)	$47,515	$88	$48,553
Accumulated Net Realized Gain (Loss)	$(48,799)	$(343)	$(48,553)
Paid-in Capital	$1,284	$255	$—

During the year ended May 31, 2010, the Realty Income Fund utilized capital loss carryovers of $14,013.

At May 31, 2010, the Funds deferred, on a tax basis:

	Post-October	Post-October
	Loss	Currency Loss
Realty Income Fund	$—	$—
U.S. Realty Fund	$—	$—
International Realty Fund	$—	$(1,425)

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Accounting for Uncertainty in Income Taxes (“Accounting for Uncertainty”). Accounting for Uncertainty addresses the accounting for uncertainty in income taxes and establishes for all entities, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in fiscal 2009. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of May 31, 2010. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in fiscal year 2010. At May 31, 2010, the fiscal years 2009 through 2010 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00%, of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through July 30, 2011 for the Realty Income Fund and at least through December 31, 2011 for the U.S. Realty Fund and International Realty Fund at the discretion of the Adviser and the Board of Trustees to the extent

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

necessary to ensure that the Funds’ operating expenses (exclusive of acquired Fund fees and expenses) do not exceed 1.48%, 2.00% and 2.00% for the Realty Income Fund, U.S. Realty Fund and International Realty Fund (the “Expense Limitation Caps”) of the Funds’ average daily net assets, respectively. For the year ended May 31, 2010, expenses of $174,038, $160,759 and $227,554 incurred by the Funds were waived or reimbursed by the Adviser for Realty Income Fund, U.S. Realty Fund and International Realty Fund, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

	Realty	U.S. Realty	International
	Income Fund	Fund	Realty Fund
May 31, 2012	$144,669	$84,039	$99,585
May 31, 2013	$174,038	$160,759	$227,554

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of each Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund Shares.

During the year ended May 31, 2010, the Funds accrued expenses, pursuant to the 12b-1 Plan as follows:

Realty Income Fund	$16,003
U.S. Realty Fund	2,639
International Realty Fund	2,445

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds. A Trustee of the Trust is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

GRUBB & ELLIS AGA FUNDS
Notes to Financial Statements (Continued)
May 31, 2010

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended May 31, 2010 are summarized below.  There were no purchases or sales of U.S. Government securities for the Funds.

	Realty	U.S.	International
	Income Fund	Realty Fund	Realty Fund
Purchases	$11,743,140	$3,393,631	$1,857,668
Sales	$7,010,346	$1,466,132	$791,758

(8)	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2010-06,Improving Disclosures about Fair Value Measurements (“ASU 2010-06”). ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157). Specifically, ASU 2010-06 requires entities to disclose: a) the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, b) the reasons for any transfers in or out of Level 3 and c) information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. In addition, ASU 2010-06 clarifies the requirement for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. Except for the requirement to disclose information about purchases, sales, issuances and settlements in the reconciliation of recurring Level 3 measurements on a gross basis, all ASU 2010-06 disclosure requirements are effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2009. The requirement to separately disclose purchases, sales, issuances and settlements of recurring Level 3 measurements is effective for financial statements issued for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU 2010-06 and the impact it will have to the Funds’ financial statement disclosures.

GRUBB & ELLIS AGA FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders of Grubb & Ellis AGA Realty Income Fund,
Grubb & Ellis AGA U.S. Realty Fund,
Grubb & Ellis AGA International Realty Fund,
and Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Grubb & Ellis AGA Realty Income Fund, Grubb & Ellis AGA U.S. Realty Fund, and Grubb & Ellis AGA International Realty Fund, (the “Funds”), each portfolios constituting Trust for Professional Managers, as of May 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of May 31, 2010, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
July 30, 2010

GRUBB & ELLIS AGA FUNDS
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

GRUBB & ELLIS AGA FUNDS
Additional Information
(Unaudited)

Tax Information

The Funds designate the following percentages of ordinary dividends declared during the fiscal year ended May 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Realty Income Fund	2.00%
U.S. Realty Fund	0.10%
International Realty Fund	0.00%

The Funds designate the following percentages of ordinary dividends declared from net investment income during the fiscal year ended May 31, 2010, as qualified income under the Jobs and Growth Tax Relief Act of 2003:

Realty Income Fund	2.38%
U.S. Realty Fund	0.23%
International Realty Fund	13.03%

For the year ended May 31, 2010, the following percentages of taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c):

Realty Income Fund	N/A
U.S. Realty Fund	87.70%
International Realty Fund	41.01%

Indemnifications

Under the Funds’ organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-40-GRUBB (877-404-7822).

GRUBB & ELLIS AGA FUNDS
Additional Information (Continued)
(Unaudited)

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor and	23	Independent
615 E. Michigan St.		Term; Since	Chair of		Trustee, USA
Milwaukee, WI 53202		August 22,	Accounting,		MUTUALS
Age: 55		2001	Marquette		(an open-end
			University		investment
			(2004–present);		company with
			Associate Professor		two portfolios).
of Accounting,
Marquette University
(1996–2004).

Gary A. Drska	Trustee	Indefinite	Captain, Midwest	23	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 53		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios).
(1990–1999).

Jonas B. Siegel	Trustee	Indefinite	Managing Director,	23	None.
615 E. Michigan St.		Term; Since	Chief Administrative
Milwaukee, WI 53202		October 23,	Officer (“CAO”)
Age: 66		2009	and Chief
Compliance Officer
(“CCO”), Granite
Capital International
Group, L.P. (an
investment
management firm)
(1994–present);
Vice President,
Secretary, Treasurer
and CCO of Granum
Series Trust
(an open-end
investment company)
(1997–2007);
President, CAO and
CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).

GRUBB & ELLIS AGA FUNDS
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	23	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 48	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 52	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

Kristin M. Cuene	Chief	Indefinite	Attorney,	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Compliance
Milwaukee, WI 53202	Officer and	January 23,	Officer, U.S.
Age: 50	Anti-Money	2009 (CCO);	Bancorp Fund
	Laundering	Since	Services, LLC
	Officer	January 18,	(2008–present);
		2010	Attorney,
		(AML Officer)	Investment
Management,
Quarles & Brady, LLP
(2007–2008);
Student, University
of Pennsylvania
(2004–2007).

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	and Legal
Milwaukee, WI 53202		November 15,	Compliance Officer,
Age: 30		2005	U.S. Bancorp Fund
Services, LLC
(2004–present).

GRUBB & ELLIS AGA FUNDS
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 36		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 877-40-GRUBB (877-404-7822). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 877-40-GRUBB (877-404-7822), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

GRUBB & ELLIS AGA FUNDS

Investment Adviser	Grubb & Ellis Alesco Global Advisors, LLC
400 El Camino Real
Suite 1250
San Mateo, California 94402

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, National Association
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services for the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the past two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2010	FYE 5/31/2009
Audit Fees	$68,000	$66,000
Audit-Related Fees	$0	$0
Tax Fees	$14,220	$13,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2010	FYE 5/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past two fiscal years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2010	FYE 5/31/2009
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  __Trust for Professional Managers___

By (Signature and Title) _/s/ Joseph Neuberger__________________
Joseph Neuberger, President

Date   _August 6, 2010___________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) __/s/ Joseph Neuberger ________________
Joseph Neuberger, President

Date   _ August 6, 2010__________

By (Signature and Title) _/s/ John Buckel______________________
John Buckel, Treasurer

Date   __ August 6, 2010_________